UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2022

ZURN ELKAY WATER SOLUTIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35475	20-5197013
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

511 W. Freshwater Way Milwaukee, Wisconsin	53204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 480-5050

ZURN WATER SOLUTIONS CORPORATION

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	ZWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

EXPLANATORY NOTE

As previously disclosed, on February 12, 2022, Zurn Elkay Water Solutions Corporation (formerly known as Zurn Water Solutions Corporation) (“Zurn” or the “Company”) entered into a definitive agreement to combine with Elkay Manufacturing Company (“Elkay”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among Zurn, Elkay, Zebra Merger Sub, Inc., a wholly owned subsidiary of Zurn (“Merger Sub”), and Elkay Interior Systems International, Inc., as representative of the stockholders of Elkay. The Merger Agreement provides that among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Elkay would merge with Merger Sub, with Elkay surviving as a wholly owned subsidiary of Zurn (the “Merger”).

On July 1, 2022, the Company and Elkay announced that they had closed the Merger.

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

Prior to the consummation of the Merger, on July 1, 2022, Zurn and certain stockholders of Elkay entered into a Registration Rights Agreement, pursuant to which Zurn will grant such stockholders a right to demand, at any time after the date that is 180 days after the closing of the Merger, registration of their Registrable Securities (as defined in the Registration Rights Agreement) within the first three years following the closing, subject to certain minimum and maximum thresholds and other customary conditions. Zurn will pay certain expenses of the parties incurred in connection with the exercise of their rights under the Registration Rights Agreement and indemnify them for certain securities law matters in connection with any registration statement. The Registration Rights Agreement also amended the Standstill and Lock-Up Agreements, each dated as of February 12, 2022, between the Company and certain stockholders of Elkay (the “Lock-Up Amendments”), to change certain of the mechanics for the release of shares of Zurn common stock to be received in the Merger from the lock-up restrictions.

The foregoing description of the Registration Rights Agreement (including the Lock-Up Amendments) is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Amendment No. 1 to Fourth Amended and Restated First Lien Credit Agreement

In connection with the consummation of the Merger, on July 1, 2022, ZBS Global, Inc., Zurn Holdings, Inc., Zurn LLC, Elkay and the other loan parties party thereto entered into that certain Amendment No. 1 to Fourth Amended and Restated First Lien Credit Agreement (the “Amendment”) pursuant to which Elkay joined that certain Fourth Amended and Restated First Lien Credit Agreement dated as of October 4, 2021 (the “Credit Agreement”) as a Borrower. Elkay and its domestic subsidiaries also granted security interests in substantially all of their personal property assets to secure the obligations under the Credit Agreement pursuant to that certain Supplement No. 1 dated as of July 1, 2022 to the Third Amended and Restated Guarantee and Collateral Agreement dated as of October 4, 2021 and certain other collateral documents.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.2 hereto, and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2022, in accordance with the terms and conditions of the Merger Agreement, the Company completed the Merger. As permitted by Item 9.01(a)(3) of Form 8-K, the financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report on Form 8-K is required to be filed.

The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is included as Exhibit 2.1 hereto, and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointments

As previously announced, upon the effective time of the Merger (the “Effective Time”), and in accordance with the terms and conditions of the Merger Agreement, each of Errol R. Halperin and Timothy Jahnke were appointed to the Board of the Directors of the Company (the “Board”) to serve until the end of their respective terms and until their successors are elected and qualified. As of the Effective Time, the Company increased the size of its Board to eleven members.

Other than the Merger Agreement, there are no arrangements or understandings between Mr. Halperin and Mr. Jahnke and any other person pursuant to which such person was selected to serve on the Board. Neither Mr. Halperin nor Mr. Jahnke has any family relationship (within the meaning of Item 401(d) of Regulation S-K) with any director or executive officer of Zurn. There are no transactions in which Zurn is or was a participant and in which Mr. Halperin and Mr. Jahnke or any of their immediate family members (within the meaning of Item 404 of Regulation S-K) had or will have a direct or indirect material interest subject to disclosure under Item 404(a) of Regulation S-K.

Adoption of the Amendment to the Performance Incentive Plan

On April 4, 2022, the Board approved an amendment to the Zurn Elkay Water Solutions Corporation Performance Incentive Plan (as amended and restated, the “Plan”) to increase the number of shares of Zurn’s Common Stock, par value $0.01 per share, issuable under the Plan (including the number of shares issuable upon the exercise of incentive stock options) by 1,500,000 shares and to make corresponding changes to certain share limitations under the Plan. The Plan was approved by the Company’s stockholders at a special meeting of its stockholders on May 26, 2022, and became effective upon the closing of the Merger.

A complete copy of the Plan is filed herewith as Exhibit 10.3 and incorporated herein by reference. The above summary of the Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of Name

Effective as of July 1, 2022, the Board approved (i) an amendment to the Company’s certificate of incorporation (the “Charter”) changing the Company’s name from “Zurn Water Solutions Corporation” to “Zurn Elkay Water Solutions Corporation”, and (ii) an amendment and restatement of the Company’s by-laws (the “By-Laws”) to reflect the new name of the Company. Copies of the Charter and By-Laws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated herein by reference.

Item 8.01	Other Events.

Press Release

On July 1, 2022, the Company issued a press release announcing the consummation of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 12, 2022, by and among Zurn, Elkay, Merger Sub, and Elkay Interior Systems International, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Zurn Water Solutions Corporation on February 14, 2022)
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended through July 1, 2022
3.2	Amended and Restated By-Laws of the Company, as amended through July 1, 2022
10.1*	Registration Rights Agreement, dated as of July 1, 2022, by and between Zurn and certain stockholders of Elkay party thereto (includes amendments to the Standstill and Lock-Up Agreements, dated as of February 12, 2022, between the Company and certain former stockholders of Elkay)
10.2	Amendment No. 1 to Fourth Amended and Restated First Lien Credit Agreement, dated as of July 1, 2022, by and between ZBS Global, Inc., Zurn Holdings, Inc., Zurn LLC, Elkay and the other loan parties party thereto
10.3	Zurn Elkay Water Solutions Corporation Performance Incentive Plan (as amended and restated)
99.1	Press Release of the Company, dated as of July 1, 2022
104	Cover Page Inline XBRL data

*Schedules and exhibits to this Exhibit have been omitted in accordance with Regulation S-K Items 601(a)(5) and/or 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Zurn Elkay Water Solutions Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 1st day of July, 2022.

ZURN ELKAY WATER SOLUTIONS CORPORATION

By:	/s/ Todd A. Adams
Name:	Todd A. Adams
Title:	Chair of the Board and Chief Executive Officer